Exhibit 99.2 IFF TO COMBINE WITH DUPONT NUTRITION & BIOSCIENCES Creates New Global Integrated Solutions Leader December 16, 2019Exhibit 99.2 IFF TO COMBINE WITH DUPONT NUTRITION & BIOSCIENCES Creates New Global Integrated Solutions Leader December 16, 2019

CAUTIONARY STATEMENT Cautionary Note on Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding DuPont’s, IFF’s and N&Bco’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (1) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction, (2) changes in relevant tax and other laws, (3) any failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction, (4) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction, (5) risks and costs and pursuit and/or implementation of the separation of N&Bco, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (6) risks related to indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the distribution of Corteva Inc. on June 1, 2019 (the “Corteva Distribution”), (7) potential liability arising from fraudulent conveyance and similar laws in connection with DuPont’s distribution of Dow Inc. on April 1, 2019 and/or the Corteva Distributions (the “Previous Distributions”), (8) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses, (9) uncertainty as to the long-term value of DuPont common stock, (10) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade, (11) inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with the accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis, (12) the integration of IFF and its Frutarom business and/or N&Bco being more difficult, time consuming or costly than expected, (13) the failure to achieve expected or targeted future financial and operating performance and results, (14) the possibility that IFF may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Frutarom and N&Bco, (15) customer loss and business disruption being greater than expected following the proposed transaction, (16) the impact of divestitures required as a condition to consummation of the proposed transaction as well as other conditional commitments, (17) legislative, regulatory and economic developments; (18) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the exchange ratio, (19) potential litigation relating to the proposed transaction that could be instituted against DuPont, IFF or their respective directors, (20) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (21) negative effects of the announcement or the consummation of the transaction on the market price of DuPont’s and/or IFF’s common stock, (22) risks relating to the value of the IFF shares to be issued in the transaction and uncertainty as to the long-term value of IFF’s common stock, (23) risks relating to IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, including expenses incurred with respect to the investigations, the cost of any remedial measures or compliance programs arising out of the investigations, legal proceedings or government investigations that may arise relating to the subject of IFF’s investigations, and the outcome of any such legal or government investigations, such as the imposition of fines, penalties, orders, or injunctions, 2CAUTIONARY STATEMENT Cautionary Note on Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the proposed transaction, the expected timetable for completing the proposed transaction, the benefits and synergies of the proposed transaction, future opportunities for the combined company and products and any other statements regarding DuPont’s, IFF’s and N&Bco’s future operations, financial or operating results, capital allocation, dividend policy, debt ratio, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competitions, and other expectations and targets for future periods. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, (1) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction, (2) changes in relevant tax and other laws, (3) any failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction, (4) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction, (5) risks and costs and pursuit and/or implementation of the separation of N&Bco, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (6) risks related to indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the distribution of Corteva Inc. on June 1, 2019 (the “Corteva Distribution”), (7) potential liability arising from fraudulent conveyance and similar laws in connection with DuPont’s distribution of Dow Inc. on April 1, 2019 and/or the Corteva Distributions (the “Previous Distributions”), (8) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses, (9) uncertainty as to the long-term value of DuPont common stock, (10) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade, (11) inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements and the providing of estimates of financial measures, in accordance with the accounting principles generally accepted in the United States of America and related standards, or on an adjusted basis, (12) the integration of IFF and its Frutarom business and/or N&Bco being more difficult, time consuming or costly than expected, (13) the failure to achieve expected or targeted future financial and operating performance and results, (14) the possibility that IFF may be unable to achieve expected benefits, synergies and operating efficiencies in connection with the proposed transaction within the expected time frames or at all or to successfully integrate Frutarom and N&Bco, (15) customer loss and business disruption being greater than expected following the proposed transaction, (16) the impact of divestitures required as a condition to consummation of the proposed transaction as well as other conditional commitments, (17) legislative, regulatory and economic developments; (18) an increase or decrease in the anticipated transaction taxes (including due to any changes to tax legislation and its impact on tax rates (and the timing of the effectiveness of any such changes)) to be paid in connection with the separation prior to the closing of the transactions could cause an adjustment to the exchange ratio, (19) potential litigation relating to the proposed transaction that could be instituted against DuPont, IFF or their respective directors, (20) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction, (21) negative effects of the announcement or the consummation of the transaction on the market price of DuPont’s and/or IFF’s common stock, (22) risks relating to the value of the IFF shares to be issued in the transaction and uncertainty as to the long-term value of IFF’s common stock, (23) risks relating to IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, including expenses incurred with respect to the investigations, the cost of any remedial measures or compliance programs arising out of the investigations, legal proceedings or government investigations that may arise relating to the subject of IFF’s investigations, and the outcome of any such legal or government investigations, such as the imposition of fines, penalties, orders, or injunctions, 2

CAUTIONARY STATEMENT (24) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, including with respect to IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (25) the impact of the outcome of legal claims, regulatory investigations and litigation, including any that may arise out of IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (26) the ability of N&Bco or IFF to retain and hire key personnel, (27) the risk that N&Bco, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms, (28) the risk that N&Bco and IFF will incur significant indebtedness in connection with the potential transaction, and the degree to which IFF will be leveraged following completion of the potential transaction may materially and adversely affect its business, financial condition and results of operations, (29) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, and (30) other risks to DuPont’s, N&Bco’s and IFF’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Previous Distributions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DuPont, N&Bco or IFF, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s, N&Bco’s or IFF’s intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the registration statement and merger proxy on Form S-4 to be filed by IFF and the registration statement on Form 10 to be filed by N&Bco. While the list of factors presented here is, and the list of factors to be presented in any registration statement filed in connection with the transaction are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Further lists and descriptions of risks and uncertainties can be found in each of IFF’s and DuPont’s Form 10-Q for the period ended September 30, 2019 and each of IFF’s and DuPont’s respective subsequent reports on Form 10-Q, Form 10-K and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Any other risks associated with the proposed transaction will be more fully discussed in any registration statement filed with the SEC. While the list of factors presented here is, and the list of factors that may be presented in a registration statement of IFF or N&Bco would be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IFF’s, DuPont’s or N&Bco’s consolidated financial condition, results of operations, credit rating or liquidity. None of IFF, DuPont nor N&Bco assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Participants in the Solicitation This communication is not a solicitation of a proxy from any investor or security holder. However, DuPont, IFF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of DuPont may be found in its Annual Report on Form 10-K filed with the SEC on February 11, 2019 and its definitive proxy statement filed with the SEC on May 1, 2019. Information about the directors and executive officers of IFF may be found in its definitive proxy statement filed with the SEC on March 18, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available. 3CAUTIONARY STATEMENT (24) the impact of the failure to comply with U.S. or foreign anti-corruption and anti-bribery laws and regulations, including with respect to IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (25) the impact of the outcome of legal claims, regulatory investigations and litigation, including any that may arise out of IFF’s ongoing investigations into improper payments made in Frutarom businesses principally operating in Russia and the Ukraine, (26) the ability of N&Bco or IFF to retain and hire key personnel, (27) the risk that N&Bco, as a newly formed entity that currently has no credit rating, will not have access to the capital markets on acceptable terms, (28) the risk that N&Bco and IFF will incur significant indebtedness in connection with the potential transaction, and the degree to which IFF will be leveraged following completion of the potential transaction may materially and adversely affect its business, financial condition and results of operations, (29) the ability to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, and (30) other risks to DuPont’s, N&Bco’s and IFF’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Previous Distributions; security threats, such as acts of sabotage, terrorism or war, natural disasters and weather events and patterns which could result in a significant operational event for DuPont, N&Bco or IFF, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s, N&Bco’s or IFF’s intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the registration statement and merger proxy on Form S-4 to be filed by IFF and the registration statement on Form 10 to be filed by N&Bco. While the list of factors presented here is, and the list of factors to be presented in any registration statement filed in connection with the transaction are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Further lists and descriptions of risks and uncertainties can be found in each of IFF’s and DuPont’s Form 10-Q for the period ended September 30, 2019 and each of IFF’s and DuPont’s respective subsequent reports on Form 10-Q, Form 10-K and Form 8-K, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Any other risks associated with the proposed transaction will be more fully discussed in any registration statement filed with the SEC. While the list of factors presented here is, and the list of factors that may be presented in a registration statement of IFF or N&Bco would be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IFF’s, DuPont’s or N&Bco’s consolidated financial condition, results of operations, credit rating or liquidity. None of IFF, DuPont nor N&Bco assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Participants in the Solicitation This communication is not a solicitation of a proxy from any investor or security holder. However, DuPont, IFF and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of DuPont may be found in its Annual Report on Form 10-K filed with the SEC on February 11, 2019 and its definitive proxy statement filed with the SEC on May 1, 2019. Information about the directors and executive officers of IFF may be found in its definitive proxy statement filed with the SEC on March 18, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statements, prospectuses and proxy statement and other relevant materials to be filed with the SEC when they become available. 3

CAUTIONARY STATEMENT Additional Information and Where to Find It This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). In connection with the proposed combination of Nutrition & Biosciences, Inc. (“N&Bco”), a wholly owned subsidiary of DuPont de Nemours, Inc. (“DuPont”), and International Flavors & Fragrances Inc. (“IFF”), which will immediately follow the proposed separation of N&Bco from DuPont (the “proposed transaction”), N&Bco, IFF, Neptune Merger Sub I Inc. (“Merger Sub I”) and Neptune Merger Sub II LLC (“Merger Sub II”) intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus relating to the proposed transaction. In addition, N&Bco expects to file a registration statement in connection with its separation from DuPont. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFF, N&BCO, MERGER SUB I, MERGER SUB II AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to shareholders of IFF seeking approval of the proposed transaction. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC may also be obtained from the respective companies by contacting the investor relations department of DuPont or IFF. 4CAUTIONARY STATEMENT Additional Information and Where to Find It This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). In connection with the proposed combination of Nutrition & Biosciences, Inc. (“N&Bco”), a wholly owned subsidiary of DuPont de Nemours, Inc. (“DuPont”), and International Flavors & Fragrances Inc. (“IFF”), which will immediately follow the proposed separation of N&Bco from DuPont (the “proposed transaction”), N&Bco, IFF, Neptune Merger Sub I Inc. (“Merger Sub I”) and Neptune Merger Sub II LLC (“Merger Sub II”) intend to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus relating to the proposed transaction. In addition, N&Bco expects to file a registration statement in connection with its separation from DuPont. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT IFF, N&BCO, MERGER SUB I, MERGER SUB II AND THE PROPOSED TRANSACTION. A definitive proxy statement will be sent to shareholders of IFF seeking approval of the proposed transaction. The documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. Free copies of these documents, once available, and each of the companies’ other filings with the SEC may also be obtained from the respective companies by contacting the investor relations department of DuPont or IFF. 4

TRANSACTION SUMMARY

Key takeaways

Structure	• IFF and DuPont Nutrition and Biosciences unit (N&B) to combine in a Reverse Morris Trust transaction valued at $26.2B[1] • Transaction value represents a multiple of ~18x 2019 estimated pro-forma EBITDA excluding synergies and a multiple of ~15x including cost synergies (~$300 million)
Ownership	• DuPont shareholders to own 55.4% of the pro forma company • IFF shareholders to own 44.6% of the pro forma company • Fixed ownership ratios, not subject to change post-signing
Financial Impact	• IFF & DuPont Nutrition & Biosciences would have more than $11B of pro forma 2019 sales and $2.6B of pro forma EBITDA, more than doubling the size of IFF • Expected pro forma net leverage of 4.0x Net Debt to EBITDA supporting a $7.3B special cash payment
Capital Structure & Financing	• Fully committed bridge financing for the transaction • Commitment to maintaining investment grade rating; reduce leverage <3.0x Net Debt to EBITDA by the end of 2 years post close • Commitment to maintaining quarterly dividend policy with no share repurchases until deleveraging targets are achieved • Substantially all of the debt of the combined company will be pari passu
Governance & Leadership	• Andreas Fibig, Chairman and Chief Executive Officer of IFF, to lead combined company • 7 current IFF directors and 6 DuPont director appointees until the Annual Meeting in 2022, when there will be 6 directors from each company, including DuPont's Executive Chairman who will become Lead Independent Director on June 1, 2021 • Experienced management teams with strong integration roadmap & capabilities
Closing	• IFF shareholder vote requires majority approval (>50%) of votes cast; no shareholder vote for DuPont • IFF's largest shareholder has agreed to vote in favor of the transaction • Targeted to close by end of Q1 2021, subject to customary closing conditions and regulatory authority approvals

Notes:
1. Based on IFF's share price as of December 13, 2019

5

A POWERFUL COMBINATION

Redefining the value-add ingredients industry

Combined Company

IFF

- A global leader in taste and scent
- Leading Natural capabilities
- Creative and R&D-led organization
- Broadest customer base with 60% of sales to local & regional customers (45% in Emerging Markets)
- Well positioned in fast-growing adjacencies (i.e., Food Protection, Inclusions, Health ingredients, Cosmetic Actives)
- Deep commitment to sustainability

Broader
Set of Ingredients and Solutions

Deeper
Innovation and R&D Platform

Shared
Focus on Consumer-Oriented End Markets

>$11B
Pro Forma 2019 Revenue

$2.6B
Pro Forma 2019 EBITDA

$550M+
2018 Pro Forma R&D Spend

DuPont N&B

- Leading value-added ingredients and solutions provider
- #1 or 2 positions in cultures, enzymes and probiotics
- Customer-led innovation and R&D focused organization
- Deep customer relationships across food, nutrition, pharma and HPC customers
- Extensive global sales & applications capability
- Deep commitment to sustainability and product stewardship

6

INDUSTRY LEADING FINANCIAL PROFILE

Strong platform for enhanced growth and margin expansion

RANKING OF PEERS BY 2018 REVENUE (PRE-SYNERGIES)



In USD Billions
11
7
6
6
4
IFF + N&B (1)
Peer 1
Peer 2
Peer 3 (2)
Peer 4

RANKING OF PEERS BY 2018 EBITDA MARGIN



Includes ~$300m of cost synergies
26%
23%
(Pre-Synergies)
23%
20%
20%
14%
IFF + N&B (1)(3)
Peer 1 (4)
Peer 2 (4)
Peer 3 (2)
Peer 4

Source: Company information, Factset, FX converted at average 2018 rate

1. IFF 2018 sales are pro forma for the acquisition of Frut
2. Peer 3 Pro forma sales and EBITDA based on latest 2018E broker consensus adjusted for a recent acquisition
3. EBITDA includes run-rate cost synergies
4. Financials reflect only nutrition portions of portfolios

7

TRANSACTION BENEFITS ALL STAKEHOLDERS

Competitive and thorough process leading to the selection of IFF

Significant value creation opportunities

- Compelling growth profile benefitting stakeholders and attractive value creation for shareholders over the short, medium and long term
- Will deliver **~$300 million in run-rate cost synergies** and **~$400 million in run-rate growth synergies**
- Creates the industry's broadest technology portfolio

Strong Corporate Governance

- Andreas Fibig to serve as Chairman & CEO
- Balanced board with equal composition from IFF and DuPont; Breen as Lead Independent Director
- Experienced senior leadership team with representation from both companies

Advances DuPont strategy of active portfolio management to unlock shareholder value

8

DUPONT N&B SNAPSHOT

Leader in Food Science and Biotechnology

Strong Financial Profile

~$6B

2019 Estimated Sales(1)

~24%

2019 Estimated Operating EBITDA Margin(1)(2)

#1 across active Food & Beverage segments
#1 in Probiotics

Diversified Revenue by Geography (2018A)



37%
30%
23%
10%

Global Scale

10,000+	70+	30+	10,000+
employees	manufacturing sites	technology and innovation centers	customers

(1) 2019 Estimated Sales and 2019 Estimated Operating EBITDA Margin based on mid-point of full-year segment guidance provided on October 31, 2019.
(2) Operating EBITDA is on a pro forma basis and is defined as earnings (i.e. income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, nonoperating pension / OPEB benefits / charges, and foreign exchange gains / losses, excluding the impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and excluding significant items.

9

DUPONT N&B BUSINESS OVERVIEW

Innovation-driven portfolio of high-value, specialty ingredient businesses

Nutrition & Biosciences Portfolio

	Health & Biosciences	Food & Beverage	Pharma Solutions
	39%	48%	13%
Business Overview	World-leading bioscience innovator serving attractive markets with sustainable and high-performance solutions	Broadest portfolio of natural and plant-based specialty food ingredients	Global leader of functional cellulosic polymers & seaweed derived excipients for pharma & dietary supplements
Product Segments	•Probiotics, HMO, Fibers •Cultures, Food Enzymes and Protection •Home & Personal Care Enzymes •Animal Feed Enzymes & Nutrition (probiotics) •Biorefinery Enzymes •Microbial Control	• Functional Solutions • Protein Solutions • Emulsifiers & Sweeteners	• Controlled and immediate release • API (Alginates)

End Markets Served


Food & Beverage (Specialty Food Ingredients)


Dietary Supplements


Home & Personal Care


Animal Nutrition


Pharma Excipients

Based on DuPont N&B's 2019 estimated portfolio.

10

IFF SNAPSHOT Global leader in natural taste, scent and nutrition Strong Financial Profile Diversified Revenue by Geography (2018A) ~$5B ~22% 41% 23% 2019 Estimated 2019 Estimated 22% Sales EBITDA Margin 14% #2 Flavors and Fragrances player Global Scale 60% ~20% 8% 110+ 39,000+ annual R&D spend as manufacturing sales from fast growing small & sales from faster growing customers percent of sales facilities mid-sized customers adjacencies 11IFF SNAPSHOT Global leader in natural taste, scent and nutrition Strong Financial Profile Diversified Revenue by Geography (2018A) ~$5B ~22% 41% 23% 2019 Estimated 2019 Estimated 22% Sales EBITDA Margin 14% #2 Flavors and Fragrances player Global Scale 60% ~20% 8% 110+ 39,000+ annual R&D spend as manufacturing sales from fast growing small & sales from faster growing customers percent of sales facilities mid-sized customers adjacencies 11

IFF BUSINESS OVERVIEW

Global leader in natural taste, scent and nutrition

	IFF Portfolio		
	Scent 37%	**Taste** 57%	**Nutrition & Ingredients** 6%
Business Overview	Range of natural & synthetic fragrance compounds & ingredients, and cosmetic actives for Home & Personal Care products	Range of flavor compounds and natural taste solutions for Food & Beverage industry	Suite of natural product offerings serving fast-growing small, mid-sized & private label customers
Product Segments	• Fine Fragrance • Consumer Fragrance • Cosmetic Active Ingredients • Fragrance Ingredients	• Flavor Compounds • Savory Solutions • Inclusions	• Natural Health Ingredients • Natural Food Protection • Natural Colors • Flavor Ingredients

End Markets Served



Food & Beverage



Home, Beauty & Personal Care



Dietary Supplements



Pharma

Based on IFF's 2019 estimated portfolio.

12

REDEFINING THE INDUSTRY TOGETHER Leading positions in Food & Beverage, Home & Personal Care, Health & Wellness A clear Shared Compelling Powerful Strength in leader focus value R&D shared in the categories on consumer- proposition platform cultures where we oriented end- to customers with clear path led by science compete markets in line with to deliver and creativity consumer differentiated demand offering 13REDEFINING THE INDUSTRY TOGETHER Leading positions in Food & Beverage, Home & Personal Care, Health & Wellness A clear Shared Compelling Powerful Strength in leader focus value R&D shared in the categories on consumer- proposition platform cultures where we oriented end- to customers with clear path led by science compete markets in line with to deliver and creativity consumer differentiated demand offering 13

LEADER ACROSS ATTRACTIVE MARKETS

Breadth of capability & exposure establishes strong competitive position

🏅 Category Leader Position
✓ Participates in the category

		IFF + DuPont N&B	Peer 1	Peer 2	Peer 3	Peer 4	Peer 5	Peer 6
Food & Beverage	Functional Solutions[1]	🏅	✓	✓				
	Emulsifiers & Lecithin	🏅		✓				
	Sweeteners[2]	🏅	✓					
	Plant Protein[2]	🏅		✓				
Health & Bioscience	Cultures	🏅	✓					🏅
	Probiotics	🏅		✓		✓		🏅
	Enzymes	🏅	✓	✓			🏅	✓
	Animal Nutrition[1]	✓	✓				✓	✓
Pharma	Excipients	🏅		✓				
	Nutraceuticals[1]	✓	✓		✓	✓		
Flavor & Fragrance	Flavors	🏅		✓	🏅	✓		
	Fragrances	🏅			🏅	✓		
	Cosmetic Ingredients[1]	✓	✓		✓	✓		

Evolving Customer Base Demands More Integrations Solutions from Their Suppliers

14

Source: Company information

1. Functional solutions, Animal Nutrition, Nutraceuticals and Cosmetic Ingredients are widely defined categories with limited traditional "leadership"
2. In relevant segments

HIGHLY COMPELLING POSITION WITH CUSTOMERS Clear path to become a partner of choice Strong Representation Across All Customer Sets Customer Type Global Multinational New & Emerging Brands; Regional Leaders Champions Private Label • Industry-leading innovation • In-depth consumer insights • End-to-end partner from idea to Combined capabilities • Strong presence in nearly all creation Company • Experience with high-growth markets • Reliability of scale player segments Value • R&D portfolio for world-class product • Global reach and industry leading • Speed-to-market development Proposition expertise • Efficiencies in development • Proven go-to-market model Focused on natural, Fast growing, focused on Growing need for integrated health, clean label, and traceability nutritional and healthy solutions Powerful Trends Partnering for growth & innovation Partnering for scale and global Partnering for rapid growth expansion and global expansion 15HIGHLY COMPELLING POSITION WITH CUSTOMERS Clear path to become a partner of choice Strong Representation Across All Customer Sets Customer Type Global Multinational New & Emerging Brands; Regional Leaders Champions Private Label • Industry-leading innovation • In-depth consumer insights • End-to-end partner from idea to Combined capabilities • Strong presence in nearly all creation Company • Experience with high-growth markets • Reliability of scale player segments Value • R&D portfolio for world-class product • Global reach and industry leading • Speed-to-market development Proposition expertise • Efficiencies in development • Proven go-to-market model Focused on natural, Fast growing, focused on Growing need for integrated health, clean label, and traceability nutritional and healthy solutions Powerful Trends Partnering for growth & innovation Partnering for scale and global Partnering for rapid growth expansion and global expansion 15

TECHNOLOGY & INNOVATION

Expanded capabilities through R&D and innovation platforms

Focused Technology & Innovation Platforms

NATURALS & BEYOND	DELIVERY SYSTEMS	MODULATION
BIOTECHNOLOGY	FOOD SCIENCE & APPLICATION	PHARMA EXCIPIENTS SCIENCE
INGREDIENTS	ACTIVE COSMETICS	HEALTH & NUTRITION
PROCESS TECHNOLOGY	ADVANCED ANALYTICAL SCIENCE	REGULATORY AFFAIRS & PRODUCT STEWARDSHIP

CHEMISTRY & MATERIAL SCIENCE

SUSTAINABILITY

Demand Across Shared End Markets

50+
Research, Creative & Application Centers

100s
Flavorists, Scent Design Managers and Perfumers, Chefs

>12K
Total Patents Granted & Filed

6
Master Perfumers

30+
Human Clinical Trials In Flight

3,000+
Scientists, Engineers, Technologists & Application

40+
Strategic University Partnerships

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DIFFERENTIATED SOLUTIONS: A CLEAR ADVANTAGE

Complementary capabilities and expertise in shared end-markets

Demand Across Shared End-Markets

Food & Beverage



Health & Wellness



Home & Personal Care



Accelerates speed to market with enhanced outcomes

Illustrative Product Examples

- IFF Product Offering
- DuPont N&B Product Offering

Better Plant-Based Burger



- Texturants (Mouth feel)
- Binders ("Glue" ingredients together)
- Plant-Based Protein (Nutritional component)
- Emulsifiers (Bun yield)
- System Blends (Dairy-free cheese)
- Flavor & Seasonings (Taste)
- Taste Modulation (Bitterness & salt reduction)
- Delivery Systems (Flavor performance)
- Natural Antioxidants (Food protection)
- Natural Color & Grill Mark (For appearance & clean label)

Better Cold Water Laundry Detergent



- Enzymes (Fluidity, Stain removal, Malodor)
- Microbial Control (Antimicrobial & shelf-life)
- Fragrance (Scent & odor coverage)
- Encapsulation (Fit-for-purpose delivery and performance)

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A NEW GLOBAL LEADER Differentiated product portfolio and balanced geographic footprint PRO FORMA PORTFOLIO– 2018A SALES PRO FORMA GEOGRAPHIC SPLIT – 2018A SALES Nutrition Greater Food & Taste Asia 3% Beverage 22% 26% EMEA 26% 35% Pro 2018 Forma Sales Latin 13% America 7% 17% Pharma Solutions Scent 21% 30% Health & North America Bioscience Source: Company information 1. IFF 2018 sales are pro forma for the acquisition of Frutarom, PF revenue split by region calculated by applying 2017 IFF geographical sales split to IFF 2018 standalone revenue figures and 2018PF Frutarom geographical split to Frutarom standalone 2018 figures 18A NEW GLOBAL LEADER Differentiated product portfolio and balanced geographic footprint PRO FORMA PORTFOLIO– 2018A SALES PRO FORMA GEOGRAPHIC SPLIT – 2018A SALES Nutrition Greater Food & Taste Asia 3% Beverage 22% 26% EMEA 26% 35% Pro 2018 Forma Sales Latin 13% America 7% 17% Pharma Solutions Scent 21% 30% Health & North America Bioscience Source: Company information 1. IFF 2018 sales are pro forma for the acquisition of Frutarom, PF revenue split by region calculated by applying 2017 IFF geographical sales split to IFF 2018 standalone revenue figures and 2018PF Frutarom geographical split to Frutarom standalone 2018 figures 18

SIGNIFICANT SYNERGY OPPORTUNITIES

Combination provides strong value creation

Cost Synergies		Revenue Synergies	
MANUFACTURING EFFICIENCIES	~10%	LEVERAGE DIRECT TO CONSUMER DISTRIBUTION MODEL	~10%
STREAMLINING OVERHEAD	~40%	ACCELERATE DUPONT N&B SOLUTIONS WITH TASTE	~25%
PROCUREMENT	~50%	LEVERAGE IFF CUSTOMER BASE FOR DUPONT N&B CAPABILITIES	~25%
		CROSS-SELL COMPLEMENTARY PRODUCTS & SOLUTIONS	~40%
Total Year 3	**~$300M**	**Total Year 3** *EBITDA Impact*	**~$400M** ***~$175M***[1]

Cost to Achieve Year 3 Synergy Target: ~$355M[2]

Notes:

1. Excludes c. $30M of opex reinvestment
2. Excludes $40M of capex synergies

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PRO FORMA CAPITAL STRUCTURE • Pro forma leverage of • Commitment to maintaining approximately 4.0x net investment grade credit debt / adjusted EBITDA at rating close • Targeting deleveraging • Commitment to current <3.0x by year two post- dividend policy transaction close 20PRO FORMA CAPITAL STRUCTURE • Pro forma leverage of • Commitment to maintaining approximately 4.0x net investment grade credit debt / adjusted EBITDA at rating close • Targeting deleveraging • Commitment to current <3.0x by year two post- dividend policy transaction close 20

LONG-TERM OUTLOOK Compelling upside driven by base plans and synergies 1 Mid single-digit topline growth 2 Significant margin enhancement 3 High single-digit EBITDA growth 4 Highly cash generative business 21 Financial TargetsLONG-TERM OUTLOOK Compelling upside driven by base plans and synergies 1 Mid single-digit topline growth 2 Significant margin enhancement 3 High single-digit EBITDA growth 4 Highly cash generative business 21 Financial Targets

IFF & DUPONT N&B INTEGRATION

Shared experience in integration execution with ample time for planning

SHARED CULTURE AND FOCUS ON INTEGRATION

- Disciplined process-oriented companies
- Full year for joint planning process
- Both teams bring depth of experience
- Plan to establish integration team with leaders from both organizations

TIMING ALIGNMENT WITH FRUTAROM INTEGRATION


H1 2020: Procurement Savings Completed
Q3 2020: Business Integration Completed
Q4 2020: 90% Sites Consolidated
FRUTAROM
DUPONT N&B INTEGRATION
Q1 2020: Start DuPont N&B Integration Planning
Q1 2021: Day 1 Execution
2021+: Ongoing Integration Milestones

Leverage strengths from each company

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A POWERFUL COMBINATION
Redefining the value-add ingredients industry

Combined Company

IFF

- A global leader in taste and scent
- Leading Natural capabilities
- Creative and R&D led organization
- Broadest customer base with 60% of sales to local & regional customers (45% in Emerging Markets)
- Well positioned in fast-growing adjacencies (i.e., Food Protection, Inclusions, Health ingredients, Cosmetic Actives)
- Deep commitment to sustainability

Broader
Set of Ingredients and Solutions

Deeper
Innovation and R&D Platform

Shared
Focus on Consumer-Oriented End Markets

>$11B
Pro Forma 2019 Revenue

$2.6B
Pro Forma 2019 EBITDA

$550M+
2018 Pro Forma R&D Spend

DuPont N&B

- Leading value-added ingredients and solutions provider
- #1 or 2 positions in cultures, enzymes and probiotics
- Customer-led innovation and R&D focused organization
- Deep customer relationships across food, nutrition, pharma and HPC customers
- Extensive global sales & applications capability
- Deep commitment to sustainability and product stewardship

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IFF TO COMBINE WITH DUPONT NUTRITION & BIOSCIENCES Creates New Global Integrated Solutions Leader December 16, 2019IFF TO COMBINE WITH DUPONT NUTRITION & BIOSCIENCES Creates New Global Integrated Solutions Leader December 16, 2019

APPENDIX: DUPONT FY2019 GUIDANCE

REAFFIRMS FY19E PRO FORMA ADJUSTED EPS* OF $3.77 TO $3.82



$4.05
2018 Discrete Items(1)
$0.39
($0.49)
($0.17)
$0.02
$3.80
2019 Discrete Items(2)
FY18 Pro forma Adj. EPS(*)
Synergies & Other Cost Savings, net of Inflation
Pricing gains net of macro-related weakness (organic growth)
Currency Headwinds
Other
FY19E Pro forma Adj. EPS(*)(3)

Comments

- Macro-related weakness includes impact of demand-driven softness, primarily in the T&I segment, as well as higher costs on lower production volumes.
- FY19 gains of ~$0.25 associated with customer settlements, licensing income and sales of the Solution OLED technology and DuPont Sustainable Solutions not expected to repeat in 2020.

(1) FY18 Pro forma Adjusted EPS(*) includes discrete items of $0.29; ~$0.23 from customer settlements associated with the Hemlock Semiconductor JV, ~$0.03 associated with the sale of the Solutions OLED technology and ~$0.03 associated with a licensing arrangement. Discrete items are included in pro forma adjusted EPS given either their recurring nature to ongoing company performance or individually being below a threshold to be considered a significant item.

(2) FY19E Pro forma Adjusted EPS(*) includes discrete items of $0.25; ~$0.11 from 2019 customer settlements associated with the Hemlock Semiconductor JV, ~$0.08 associated with the sale of the Solutions OLED technology, ~$0.03 associated with a licensing arrangement and ~$0.03 associated with the sale of the DuPont Sustainable Solutions business. Discrete items are included in pro forma adjusted EPS given either their recurring nature to ongoing company performance or individually being below a threshold to be considered a significant item.

(3) FY19E pro forma adjusted EPS of $3.80 is the mid-point of the range of $3.77 - $3.82.

25

* Adjusted EPS is on a pro forma basis and is a non-gaap measure. Refer to the Reconciliation of Adjusted Earnings Per Share Outlook included in DuPont's third quarter earnings announcement released on October 31, 2019 which can be found on the Investors section of our website.